UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2006

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

1600 Smith Street, Dept. HQSCE Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

713-324-2639 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01	Other Events

On May 5, 2006, we issued a press release announcing that ExpressJet Airlines intends to retain the 69 aircraft being released by Continental Airlines from the parties’ capacity purchase agreement beginning in December 2006.  We also announced that in April 2006 we concluded negotiations with Continental relating to the 2006 block hour rates under the capacity purchase agreement.  The rates remain designed to provide us with an operating margin of 10% for our Continental Express operations.  The rates are retroactive to January 1, 2006.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item	9.01	Financial Statements and Exhibits
		99.1 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: May 5, 2006	/s/ Frederick S. Cromer
Frederick S. Cromer Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release